INCOME TAXES (Details 1) - USD ($)	Mar. 31, 2016	Dec. 31, 2015	Mar. 31, 2015	Dec. 31, 2014
Property and equipment	$ 52,331	$ 47,495	$ 34,556	$ 36,940
Share issue costs	3,586	3,877	5,838	162,350
SR&ED pool	400,557	340,585	103,799	7,137
Other	215,202	39,947	32,447	18,621
Non-capital losses - Canada	1,587,439	1,149,389	977,178	812,522
Net operating losses - U.S.	589,491	404,487	43,274	0
Valuation allowance	(2,848,606)	(1,985,780)	(1,197,092)	(1,037,570)
Deferred Tax Liabilities, Net, Total	$ 0	$ 0	$ 0	$ 0